                                                                         EX-99.q

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor,  Richard Salus and Stephen P. Mullin, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, orIPost-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended,  and all related requirements of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Mark S. Casady
------------------------------------------------------------
Mark S. Casady

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor,  Richard Salus and Stephen P. Mullin, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended,  and all related requirements of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of May, 2008.

/s/ Robert J. Christian
------------------------------------------------------------
Robert J. Christian

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the "Trust"),  hereby  constitute and appoint David P. O'Connor,  Richard Salus
and  Stephen  P.  Mullin,   and  each  of  them  singly,   my  true  and  lawful
attorneys-in-fact,  with full power of substitution, and with full power to each of  them,  to  sign  for me and in my  name  in the  appropriate  capacity,  all
Registration  Statements  of the Trust on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended,  the Exchange Act of 1934, as amended,  the  Investment
Company Act of 1940, as amended,  and all related requirements of the Securities
and   Exchange   Commission.   I  hereby   ratify  and  confirm  all  that  said
attorneys-in-fact  or their  substitutes  may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ John C.E. Campbell
------------------------------------------------------------
John C.E. Campbell

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor,  Richard Salus and Stephen P. Mullin, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended,  and all related requirements of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Nicholas D. Constan
------------------------------------------------------------
Nicholas D. Constan

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor,  Richard Salus and Stephen P. Mullin, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended,  and all related requirements of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Durant Adams Hunter
------------------------------------------------------------
Durant Adams Hunter

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of  them,  to  sign  for me and in my  name  in the  appropriate  capacity,  all
Registration  Statements  of the Trust on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended,  the Exchange Act of 1934, as amended,  the  Investment
Company Act of 1940, as amended,  and all related requirements of the Securities
and   Exchange   Commission.   I  hereby   ratify  and  confirm  all  that  said
attorneys-in-fact  or their  substitutes  may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Stephen P. Mullin
------------------------------------------------------------
Stephen P. Mullin

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor,  Richard Salus and Stephen P. Mullin, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended,  and all related requirements of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Robert A. Rudell
------------------------------------------------------------
Robert A. Rudell

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  member of the Board of Trustees of Optimum  Fund Trust
(the  "Trust"),  hereby  constitute  and appoint John C. E.  Campbell,  David P.
O'Connor,  Richard Salus and Stephen P. Mullin, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended,  and all related requirements of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Jon E. Socolofsky
------------------------------------------------------------
Jon E. Socolofsky

                                POWER OF ATTORNEY
                               OPTIMUM FUND TRUST

     I, the  undersigned  Chief  Financial  Officer of  Optimum  Fund Trust (the
"Trust"),  hereby constitute and appoint John C. E. Campbell,  David P. O'Connor
and  Stephen  P.  Mullin,   and  each  of  them  singly,   my  true  and  lawful
attorneys-in-fact,  with full power of substitution, and with full power to each of  them,  to  sign  for me and in my  name  in the  appropriate  capacity,  all
Registration  Statements  of the Trust on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended,  the Exchange Act of 1934, as amended,  the  Investment
Company Act of 1940, as amended,  and all related requirements of the Securities
and   Exchange   Commission.   I  hereby   ratify  and  confirm  all  that  said
attorneys-in-fact  or their  substitutes  may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 14th day of December, 2006.

/s/ Richard Salus
------------------------------------------------------------
Richard Salus